United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

PC GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12991 (Commission File Number)	11-2239561 (IRS Employer Identification Number)

419 Park Avenue South, Suite 500, New York, New York (Address of principal executive offices)	10016 (Zip Code)

Registrant’s telephone number, including area code:  (212) 687-3260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Kathleen P. Bloch has informed the Company that she will resign as the Company’s Vice President, Chief Operating Officer and Chief Financial Officer effective November 5, 2010.

The Company issued a press release regarding the above resignation, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Description 99.1 Press release dated October 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 19, 2010	PC GROUP, INC. By: /s/ W. Gray Hudkins Name: W. Gray Hudkins Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 19, 2010